UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2023 (March 6, 2023)

VANECK MERK GOLD TRUST

(Exact name of registrant as specified in its charter)

New York	001-36459	46-6582016
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

c/o Merk Investments LLC

1150 Chestnut St

Menlo Park, California 94025

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 323-4341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
VanEck Merk Gold Shares	OUNZ	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 8, 2023, Merk Investments LLC (“Merk”), as Sponsor of the VanEck Merk Gold Trust (the “Registrant”), was notified that BBD, LLP (“BBD”), the independent registered public accounting firm for the Registrant, completed a business combination with Cohen & Company (“Cohen”) on March 6, 2023. As a result of this transaction, BBD has resigned its engagement with the Registrant immediately. The Registrant’s current BBD audit team is now part of Cohen, and Merk, as Sponsor of the Registrant, has approved the engagement of Cohen to serve as the Registrant’s independent registered public accounting firm for the Registrant’s year ended January 31, 2023.

BBD’s reports on the Registrant’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended January 31, 2023 and 2022, and during the subsequent interim period through March 8, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BBD’s satisfaction, would have caused BBD to make reference thereto in its reports on the financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided BBD with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BBD furnish a letter addressed to the Securities and Exchange Commission stating whether BBD agrees with the statements made herein. A copy of BBD’s letter dated March 10, 2023 is filed as Exhibit 16.1.

During the years ended January 31, 2023 and 2022, and the subsequent interim period through March 8, 2023, neither the Registrant nor anyone on its behalf has consulted with Cohen regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Registrant that Cohen concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Registrant provided Cohen with a copy of the disclosures it is making in this Current Report on Form 8-K, and Cohen has confirmed that no new information or clarification of the Registrant’s expression of its view or other disagreements regarding Item 304(a) of Regulation S-K are applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	BBD letter
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERK INVESTMENTS LLC Sponsor of the VanEck Merk Gold Trust

By:	/s/ Axel Merk
Name:	Axel Merk
Title:	President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)

March 10, 2023

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